                                                                    Exhibit 99.6


[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3

--------------------------------------------------------------------------------

                              ABS NEW TRANSACTION


                            COMPUTATIONAL MATERIALS

                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3



                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                          HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE


                                  MAY 5, 2004

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

FICO SCORE

FICO               Total Balance            LTV
-------------   ------------------------- -------
                                                  Adjusted Balance[1]                                               %              %
                                                  -------------------                                   % SFD/  Owner % Full Cashout
                          Amount     %[2]         Amount               %[2]     WA LTV WA DTI  WA FICO     PUD   Occ.    Doc    Refi
                          ------     ----         ------               ----     ------ ------  -------- ------  ----- ------ -------
FICO NA                     0.00    0.00%
                                          > 65.0                       0.00%
0 - 499.99          1,182,465.72    0.08%                                        76.36
                                          > 65.0     1,062,520.55      0.08%            31.45   499.49  100.00 100.00  68.07   72.75
500 - 549.99      112,837,585.86    8.04%                                        77.34
                                          > 70.0    87,229,579.54      6.21%            38.48   527.90  91.30  97.97   79.18   68.86
550 - 574.99       93,321,629.46    6.65%                                        81.18
                                          > 70.0    76,701,842.99      5.46%            37.78   562.70  93.03  97.22   71.22   58.10
575 - 599.99      139,657,745.82    9.95%                                        82.19
                                          > 70.0   122,543,470.49      8.73%            39.10   588.72  90.72  97.16   73.39   49.71
600 - 619.99      155,361,460.87   11.07%                                        82.63
                                          > 70.0   138,880,965.56      9.89%            39.95   611.04  87.12  95.91   64.43   42.42
620 - 649.99      295,053,342.02   21.02%                                        83.86
                                          > 80.0   121,069,395.95      8.62%            39.52   635.91  87.20  95.48   49.19   38.33
650 - 679.99      275,248,983.84   19.61%                                        83.53
                                          > 80.0    98,172,385.68      6.99%            38.75   664.84  84.23  94.25   40.05   29.97
680 - 699.99      114,248,482.18    8.14%                                        83.46
                                          > 85.0    33,656,624.20      2.40%            38.88   689.98  84.08  91.98   42.84   25.83
700 - 749.99      159,989,753.39   11.40%                                        83.53
                                          > 85.0    48,676,534.05      3.47%            38.20   721.59  77.32  89.80   40.83   19.93
750 - 799.99       56,058,210.34    3.99%                                        81.72
                                          > 85.0    14,522,550.57      1.03%            37.46   767.73  80.32  89.72   45.10   20.91
800 +               1,006,013.78    0.07%                                        79.50
                                          > 85.0       236,266.92      0.02%            32.05   804.34  37.10  62.90   74.26   11.37
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           1,403,965,673.28  100.00%                                        82.63
                                                   742,752,136.50     52.90%            38.88   640.02  86.00  94.59   53.77   38.24
------------------------------------------------------------------------------------------------------------------------------------
  FICO: AVERAGE           640.00            MIN:              498       MAX:      810

DEBT TO INCOME (DTI) RATIO

DTI                Total Balance           FICO
--------------     ---------------------
                                                Adjusted Balance[1]                                               %                %
                                                -------------------                                  % SFD/   Owner  % Full  Cashout
                          Amount    %[2]                     Amount   %[2]   WA LTV WA DTI WA FICO%     PUD    Occ.     Doc     Refi
                          ------    ----                     ------   ----   ------ -- --- -- -----  ------    -----   ----  -------
<= 20              67,134,310.89   4.78%                                      80.11
                                         < 550         5,018,192.86   0.36%          15.50   641.11   88.13   83.78   54.38    41.45
20.001 - 25.00     66,817,781.04   4.76%                                      80.49
                                         < 550         6,562,495.00   0.47%          23.21   639.45   85.08   90.19   52.12    47.37
25.001 - 30.00    110,916,551.73   7.90%                                      81.85
                                         < 575        23,010,779.67   1.64%          28.27   636.23   81.79   94.77   55.34    43.06
30.001 - 35.00    190,360,764.65  13.56%                                      82.20
                                         < 575        26,784,469.72   1.91%          33.21   639.71   87.21   95.42   56.43    38.07
35.001 - 40.00    266,513,195.76  18.98%                                      82.95
                                         < 600        55,359,870.56   3.94%          38.08   647.21   87.46   96.03   51.57    36.20
40.001 - 45.00    343,688,832.43  24.48%                                      83.03
                                         < 625       123,485,884.83   8.80%          43.02   640.88   86.61   96.22   49.47    33.88
45.001 - 50.00    277,187,894.65  19.74%                                      83.19
                                         < 650       165,153,722.40  11.76%          47.87   635.98   84.68   95.34   53.98    37.96
50.001 - 55.00     71,699,004.75   5.11%                                      83.99
                                         < 675        56,104,092.62   4.00%          52.68   633.04   84.90   90.61   70.85    48.26
55+                 9,647,337.38   0.69%                                      82.74
                                         < 700         8,830,250.28   0.63%          57.20   625.37   85.40   92.06   71.43    46.29
----------------------------------------------                       ---------------------------------------------------------------
TOTAL           1,403,965,673.28 100.00%             470,309,757.94  33.50%   82.63
                                                                                     38.88   640.02   86.00   94.59   53.77    38.24
------------------------------------------------------------------------------------------------------------------------------------
  DTI: AVERAGE              1.00          MIN:                   60    MAX:   38.88

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN TO VALUE (LTV) RATIO

LTV                  Total Balance           DTI
---                -----------------------   ---
                                                     Adjusted Balance[1]                                          %
                                                     --------------------                              % SFD/ Owner % Full % Cashout
                            Amount    %[2]               Amount           %[2]  WA LTV WA DTI  WA FICO    PUD   Occ    Doc      Refi
                            ------    ----               ------           ----  ------ ------  ------- ------ ----- ------ ---------
                     40,745,649.59
< 60.00                              2.90% > 50      1841312.69           0.13%  50.20  35.00   609.69  88.56 89.68 49.69    67.30
                     87,262,609.14
60.01 - 70.00                        6.22% > 50       3966362.5           0.28%  66.89  35.77   612.58  88.07 89.96 45.37    69.46
                    720,096,410.30
70.01 - 80.00                       51.29% > 50     34705797.99           2.47%  79.06  39.43   649.78  84.62 95.81 46.95    29.30
                    124,260,939.54
80.01 - 85.00                        8.85% > 50      9872671.65           0.70%  84.24  38.98   604.44  87.19 94.22 70.46    61.59
                    166,538,688.47
85.01 - 90.00                       11.86% > 50     13301440.65           0.95%  89.49  38.28   630.37  87.53 89.56 62.94    48.56
                    127,654,256.09
90.01 - 95.00                        9.09% > 50     11902943.17           0.85%  94.70  39.00   631.77  87.51 94.71 71.43    47.42
                    137,407,120.15
95.01 - 100.00                       9.79% > 50      5755813.48           0.41%  99.93  39.63   666.84  86.79 98.87 53.44    14.50

100+                                 0.00% > 50                           0.00%
------------------------------------------------------------------------------------------------------------------------------------
                  1,403,965,673.28 100.00%          81346342.13           5.79%
TOTAL                                                                            82.63  38.88   640.02  86.00 94.59     53.77  38.24
------------------------------------------------------------------------------------------------------------------------------------
   LTV: AVERAGE              82.63    MIN:   17.65         MAX:            100

[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
All other cuts except the adjusted balance are only for the main bucket
[2] Percent of the Aggregate Principal Balance - calculated automatically.

PRINCIPAL BALANCE

Scheduled Principal
Balance                  Total Balance                                                       %
-------          --------------------------               WA     WA      WA    % SFD/    Owner  % Cashout   % Full
                                     Amount     %[2]    FICO    LTV     DTI       PUD      Occ       Refi      Doc
                                     ------     ----    ----    ---     ---     -----     -----  ---------  ------
0 - $50K                      44,839,329.76    3.19%  654.95  96.20   38.36     83.17    95.57      14.65    46.95

$51 - $200K                  530,005,219.31   37.75%  633.25  83.59   38.04     85.38    93.20      37.76    57.10

$200.1 - $250K               192,137,312.94   13.69%  633.78  80.71   39.57     85.31    94.13      39.43    53.74

$250.1 - $300K               165,049,979.98   11.76%  643.71  81.95   40.34     83.41    96.18      37.47    50.28

$300.1 - $400K               233,265,491.24   16.61%  641.64  82.05   39.97     86.26    95.47      39.35    49.75

$400.1 - $500K               145,589,438.21   10.37%  650.21  81.29   38.97     88.36    96.63      40.65    49.81

$500.1 - $600K                60,064,845.79    4.28%  654.35  80.72   36.85     90.83    91.86      41.23    54.39

$600.1 - $700K                19,324,668.23    1.38%  654.23  79.91   39.28     96.49   100.00      53.18    73.01

$700.1 - $800K                 9,230,297.29    0.66%  663.59  75.30   37.91    100.00   100.00      50.49    75.28

$800.1 - $900K                 2,526,624.55    0.18%  731.69  73.51   28.20     67.83   100.00          -    67.83

$900.1 - $1000K                1,932,465.98    0.14%  673.73  54.40   26.81    100.00   100.00     100.00    48.64

>$1000K                                        0.00%
------------------------------------------------------------------------------------------------------------------
TOTAL                      1,403,965,673.28  100.00%  640.02  82.63   38.88     86.00    94.59      38.24    53.77
------------------------------------------------------------------------------------------------------------------
                 PRINCIPAL BALANCE: AVERAGE  166,169    MIN:  5,708   MAX:    992,599

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

DOCUMENTATION TYPE

Doc Type                                         WA       WA       WA     % SFD/    % Owner    % Cashout
                        Total Balance          FICO      LTV      DTI        PUD        Occ         Refi
-----------      --------------------------   -----    -----    -----     ------    -------    ---------
                           Amount      %[2]
                           ------      ----

Full Doc           754,877,626.63    53.77%   86.82    94.73    43.16      86.82      94.73        43.16

Stated Doc         195,971,113.39    13.96%   85.26    89.87    61.20      85.26      89.87        61.20

Limited Doc        159,904,582.85    11.39%   87.48    93.34    35.34      87.48      93.34        35.34

NINA                                  0.00%

Other              293,212,350.41    20.88%   83.56    98.07    11.82      83.56      98.07        11.82
--------------------------------------------------------------------------------------------------------
TOTAL            1,403,965,673.28   100.00%   86.00    94.59    38.24      86.00      94.59        38.24

PROPERTY TYPE

Property Type                                    WA       WA       WA    % Owner          %    % Full Doc
                                               FICO      LTV      DTI        Occ    Cashout    ----------
                                             ------    -----    -----    -------      Refi
                       Total Balance                                                -------
                 ------------------------
                           Amount    %[2]
                           ------    ----
Single Family    1,029,958,117.91     73%    636.55    82.40    38.80      95.46       40.57        53.67

PUD                177,389,645.28     13%    640.11    84.18    39.27      95.17       33.95        57.86

Townhouse              369,444.65      0%    589.09    83.71    42.09      87.17       60.95        73.78

2 - 4 Family        71,001,911.69      5%    663.37    80.26    38.75      82.05       33.91        50.21

Condo              121,913,575.16      9%    655.95    83.84    39.07      93.77       26.58        50.14

Manufactured         3,202,406.06      0%    635.98    76.36    37.32      93.40       64.04        72.25

Other                  130,572.53      0%    606.97    90.00    28.14      69.07       30.93       100.00
---------------------------------------------------------------------------------------------------------
TOTAL            1,403,965,673.28    100%    640.02    82.63    38.88      94.59       38.24        53.77

PRIMARY MORTGAGE INSURANCE

Mortgage Insurance


                               Total Balance                                                       %               Is MI
                         -------------------------        WA       WA       WA    % Owner    Cashout               down
                                   Amount     %[2]      FICO      LTV      DTI        Occ       Refi  % Full Doc   to 60 LTV
                                   ------     ----    ------    -----    -----    -------    -------  ----------   ---------
Loans >80 LTV w/MI                            0.00%

Loans >80 LTV w/o MI       437,685,039.70    31.17%   625.65    90.14    38.67      92.85      50.97       69.40

Other                      966,280,633.58    68.83%   646.53    79.22    38.97      95.38      32.47       46.69
--------------------                        --------------------------------------------------------------------
TOTAL                    1,403,965,673.28   100.00%   640.02    82.63    38.88      94.59      38.24       53.77

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

Loan Purpose
                                                           WA.      WA.       WA    % SFD/    % Owner
                                Total Balance             FICO      LTV      DTI       PUD        Occ
                         -------------------------      ------    -----    -----    ------    -------
                                   Amount     %[2]
                                   ------     ----
Debt Consolidation                            0.00%

Refinance - Cashout        536,904,100.86    38.24%     618.27    80.60    38.63     89.05      94.45

Purchase                   687,211,493.01    48.95%     662.34    84.57    39.19     83.03      94.52

Refinance - Rate Term      179,850,079.41    12.81%     619.68    81.24    38.41     88.22      95.28

Other                                         0.00%
-----------------------------------------------------------------------------------------------------
TOTAL                    1,403,965,673.28   100.00%     640.02    82.63    38.88     86.00      94.59

FIXED VS. FLOATING COLLATERAL

Lien Status                                    WA FICO   WA LTV  WA DTI   % SFD/     % Owner   % Cashout     Index    Margin
                                               -------   ------  ------      PUD         Occ        Refi    -------   ------
                         Total Balance                                    ------     -------   ---------
                  -------------------------
                            Amount     %[2]
                            ------     ----
Fixed               357,880,692.27   25.50%     652.24    85.14   38.36    86.39       94.88       42.25                   -

Floating (6 M)        3,085,556.60    0.22%     661.89    67.26   32.88    95.93       96.66       53.55    6M LIBOR    5.55

2/28                924,308,701.45   65.85%     633.85    81.95   39.27    85.79       94.73       35.62    6M LIBOR    6.04

3/27                 48,397,781.96    3.45%     632.56    80.29   38.97    89.96       93.66       50.46    6M LIBOR    6.05

Other (5/25)         69,893,784.62    4.98%     663.61    81.03   36.59    83.35       91.89       43.34    6M LIBOR    5.73
----------------------------------------------------------------------------------------------------------------------------
TOTAL             1,403,566,516.90  100.00%     640.04    82.63   38.88    85.99       94.60       38.24                6.02

LIEN STATUS

Lien Status

                         Total Balance
                  -------------------------                              % SFD/   % Owner    % Cashout
                            Amount     %[2]   WA FICO   WA LTV   WA DTI     PUD       Occ         Refi
                            ------     ----   -------   ------   ------  ------   -------    ---------
First Lien        1,285,731,461.20   91.58%    637.81    81.10    38.78   86.06     94.20        40.57

Second Lien         118,234,212.08    8.42%    664.06    99.28    39.94   85.28     98.84        12.91

Third Lien                            0.00%
------------------------------------------------------------------------------------------------------
TOTAL             1,403,965,673.28  100.00%    640.02    82.63    38.88   86.00     94.59        38.24

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY STATUS

                                                           WA.       WA        WA   % SFD/    % Owner   % Cashout
Occupancy Type             Total Balance                  FICO      LTV       DTI      PUD        Occ        Refi
--------------           -------------------------        ----      ---       ---   ------    -------   ---------
                                   Amount     %[2]
                                   ------     ----
Primary Residence        1,327,990,833.41    94.59%     638.46     82.75    39.04    86.75     100.00       38.19

Second Home                 19,683,517.09     1.40%     679.37     84.07    37.78    83.59          -       27.09

Investment                  56,291,322.78     4.01%     663.16     79.18    35.42    69.07          -       43.47

Non-owner                                     0.00%

Other                                         0.00%
-----                    ----------------   -------     ------     -----    -----    -----      -----       -----
TOTAL                    1,403,965,673.28   100.00%     640.02     82.63    38.88    86.00      94.59       38.24
-----                    ----------------   -------     ------     -----    -----    -----      -----       -----

PREPAYMENT PENALTY

                                                                                                                        %
Prepayment Charges                                                      WA      WA       WA    % SFD/   % Owner   Cashout
Term at Origination      Total Balance               # of Loans       FICO     LTV      DTI       PUD       Occ      Refi
-------------------      -----------------------     ----------       ----     ---      ---    ------   --------  -------

                                 Amount     %[2]
                                 ------     ----
0 Months                 251,958,388.37    17.95%          1797     629.47   83.91    38.67     86.41     94.43     44.93

6 Months                                    0.00%

12 Months                 57,758,132.96     4.11%           266     660.88   80.86    37.13     77.52     87.99     39.68

24 Months                776,010,016.22    55.27%          4208     638.51   82.70    39.39     85.53     95.50     32.83

36 Months                317,819,966.67    22.64%          2177     648.33   81.75    38.12     88.32     93.68     45.82

60 Months                    419,169.06     0.03%             1     602.00   85.00    34.00    100.00    100.00    100.00

Other                                       0.00%
-----                  ----------------   -------                   ------   -----    -----     -----     -----     -----
TOTAL                  1,403,965,673.28   100.00%                   640.02   82.63    38.88     86.00     94.59     38.24
-----                  ----------------   -------                   ------   -----    -----     -----     -----     -----

SECTION 32 LOANS


                                                             WA     WA     WA   % SFD/   % Owner   % Cashout
                            Total Balance                  FICO    LTV    DTI      PUD       Occ        Refi
                            -------------------------      ----    ---    ---   -------  -------   ---------

                                   Amount        %[2]
                                   ------        ----
Section 32 Loans                     0.00          0%

Total

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

GA % AND TOP 5 STATES

State                                                    %[2]
-----                                                    ----
GEORGIA                                                  0.97
California                                    62.11
New York                                       3.61
Texas                                          2.78
Illinois                                       2.66
Arizona                                        2.53

TOP 5
ORIGINATORS

Originator               %[2]
----------               ----
WMC                    100.00%

SERVICERS

Servicer                  %[2]
--------                  ----
Homeq                  100.00%

STRESS ANALYSIS

Assuming LIBOR Ramp: 1 month LIBOR+300 over 36 months; 50% Loss Severity; 12 month lag for liquidation losses, Solve for first dollar of principal loss, i.e. breakeven CDR and corresponding cumulative losses.

                          BREAKEVEN CDR                  CUMULATIVE LOSSES
                  ----------------------------      ----------------------------
                  25 CPR     40 CPR     60 CPR      25 CPR     40 CPR     60 CPR
                  ------     ------     ------      ------     ------     ------
 AA
 A
BBB
BBB-

Default Ramp - 0 to 4.5 CDR over 36 months; and other assumptions remaining same as breakeven CDR, solve for a multiple of default ramp at first dollar principal loss for the following prepayment speeds:

                     Multiple of Default Ramp            Cumulative Losses
                  ----------------------------      ----------------------------
                  25 CPR     40 CPR     60 CPR      25 CPR     40 CPR     60 CPR
                  ------     ------     ------      ------     ------     ------
 AA
 A
BBB
BBB-

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.